CONTINGENT ASSETS AND LIABILITIES	12 Months Ended
Jun. 30, 2022
CONTINGENT ASSETS AND LIABILITIES [Abstract]
CONTINGENT ASSETS AND LIABILITIES
22.	CONTINGENT ASSETS AND LIABILITIES

Titan Project

At June 30, 2022, the Group had entered into exclusive option agreements with local landowners in Tennessee, United States, in relation to its Titan Project, which upon exercise, allows the Group to lease or, in some cases purchase, approximately 10,618 acres of surface property and the associated mineral rights from the local landowners. During the option period, our option agreements provide us with exclusive right to access, enter, occupy and use the surface property for all purposes related to exploring for and evaluating all minerals in return for making annual option payments and bonus payments during periods when we conduct drilling. Upon exercise, in the case of an option to lease, the Company will pay a production royalty to the landowners, subject to a minimum royalty. Upon exercise, in the case of a purchase, the Company will pay cash consideration approximating the fair market value of the property, excluding the value of any minerals, plus a premium.

Blacksand

At June 30, 2022, the Group had an exclusive option to purchase 100% of the ownership interests of Blacksand Technology, LLC (“Blacksand”). Blacksand holds the exclusive commercial licensing rights for more than forty global patents through a license agreement with the University of Utah including the global patents for patented technologies that can produce low-cost and low-carbon titanium metal. If IperionX chooses to exercise its option, IperionX will: (i) pay US$12,000,000 to Blacksand and its members, of which the Company can elect to pay an amount (between 22.5% to 30%) in shares of the Company subject to IperionX obtaining shareholder approval (based on a share price equal to 75% of the 10-day VWAP of IperionX shares on ASX immediately preceding the closing date, subject to a floor of A$0.85 and a ceiling of A$3.00); (ii) commit to invest US$1,000,000 over a 3 year period towards the establishment of an endowed chair professorship at the University of Utah, which shall be used to support research and development related to Blacksand and IperionX, and other related technologies in the field of titanium, critical metals, and minerals; and (iii) pay the Blacksand members a royalty equal to 0.5% of cumulative net sales that relate to Blacksand assets or properties above US$300,000,000. The option period terminates upon the earliest to occur of (i) the closing of the purchase of Blacksand, (ii) termination of the existing Blacksand research agreements, (iii) December 31, 2022, or (iv) the termination of the Blacksand option agreement. If IperionX chooses not to exercise its option, the existing Blacksand research agreements will continue which provide IperionX with options to enter into license agreements with Blacksand over a suite of patented technologies that can produce low-cost and low-carbon titanium metal.